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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             TRANS-INDUSTRIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          [TRANS-INDUSTRIES, INC. LOGO]
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

To the Stockholders of
TRANS-INDUSTRIES, INC.

         Notice is hereby given that the Annual Meeting of Stockholders of Trans-Industries, Inc. will be held at the Holiday Inn, 1500 Opdyke Road, Auburn Hills, Michigan, on May 21, 2003, at 11:00 a.m., for the following purposes:

         1.  To elect six directors;

         2. To ratify the appointment of Grant Thornton LLP as independent auditor for the company for the fiscal year ending December 31, 2003; and

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 28, 2003 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                    By Order of the Board of Directors,



                                    Robert Anderson
                                    Secretary



Dated:  Rochester Hills, Michigan
        April 14, 2003







      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY
                           IN THE ENCLOSED ENVELOPE.

                             TRANS-INDUSTRIES, INC.
                               2637 S. ADAMS ROAD
                         ROCHESTER HILLS, MICHIGAN 48309
                                 APRIL 14, 2003

                                 PROXY STATEMENT
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2003

         This Proxy Statement is furnished in connection with the solicitation on behalf of the management of Trans-Industries, Inc. (the "Company"), a Delaware corporation, of proxies for the Annual Meeting of its Stockholders to be held on May 21, 2003 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of its Stockholders accompanying this Proxy Statement.

         This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 14, 2003.

                               PROXY SOLICITATION

         All proxies in the enclosed form which are properly executed and returned to the Company will be voted at the Annual Meeting, and any adjournments thereof, in accordance with any directions thereon, or, if no directions are made, will be voted FOR approval of proposals 1 and 2 set forth in the Notice of Annual Meeting. Stockholders who execute proxies may revoke them at any time before they are voted. The enclosed proxy is revocable by a stockholder at any time prior to the exercise thereof by submitting written notice of revocation or subsequently executed proxy to the Secretary of the Company. Signing and mailing the proxy will not affect a stockholder's right to give a later proxy. If a stockholder executing a proxy attends the meeting and votes in person, the proxy will not be used. As of the close of business on March 28, 2003, the record date, the Company had outstanding 3,139,737 shares of Common Stock. Each such share is entitled to one vote with respect to each matter to be voted on at the meeting.

         The only persons known by the Company to own of record or beneficially more than 5% of the outstanding shares of the Company's Common Stock are those listed under the heading "Principal Stockholders" below.

                             PRINCIPAL STOCKHOLDERS

         Set forth below is information respecting persons who, to the knowledge of the Company, owned beneficially more than 5% of the Company's outstanding shares of Common Stock as of February 28, 2003, as well as the amount and percentage of the Company's outstanding shares owned beneficially by all directors and officers of the Company as a group.

         NAME AND ADDRESS                            SHARES OF COMMON STOCK      PERCENTAGE OF COMMON STOCK
         OF BENEFICIAL OWNER                           BENEFICIALLY OWNED        OWNED AS OF FEBRUARY 28, 2003
         -------------------                           ------------------        -----------------------------

Dale S. Coenen
   2637 S. Adams Rd.
   Rochester Hills, MI  48309 .......................      579,389                               18.5%

Duncan Miller
   2637 S. Adams Rd.
   Rochester Hills, MI  48309........................      495,938                               15.8%

Trans-Industries, Inc. Profit Sharing Plan
   2637 S. Adams Road
   Rochester Hills, MI  48309........................      327,208                               10.4%

Avocet Capital Management, L.P.
   5508 Highway 290 West, Suite 207
   Austin, TX 78735..................................      428,300                               13.6%

         NAME AND ADDRESS                            SHARES OF COMMON STOCK      PERCENTAGE OF COMMON STOCK
         OF BENEFICIAL OWNER                           BENEFICIALLY OWNED        OWNED AS OF FEBRUARY 28, 2003
         -------------------                           ------------------        -----------------------------

Ronald C. Lamparter
   7204 Sterling Ponds Court
   Sterling Heights, MI  48312.......................      249,700                                8.0%

All directors and officers as a group (9 persons)....    1,290,358                               41.1%


                            I. ELECTION OF DIRECTORS

         At the meeting, six directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote for the election, as directors, of the persons named in the table below. In case any such nominee should become unavailable for any reason, which the management has no reason to anticipate, the proxy holders reserve the right to substitute another person of their choice in his place. All persons named in the table below are now directors of the Company and, were elected by the stockholders at the annual meeting in 2002. The information concerning the nominees and their security holdings has been furnished by them to the Company.


                                                                                               SHARES OF
                                                                                             COMMON STOCK
                                        PRINCIPAL OCCUPATION AND                              BENEFICIALLY         PERCENT
                                          NAME OF ORGANIZATION              DIRECTOR          OWNED AS OF            OF
      NAME AND AGE                         IN WHICH CARRIED ON               SINCE         FEBRUARY 28, 2003        CLASS
      ------------                         -------------------               -----         -----------------        -----
Dale S. Coenen (74)..........        Chairman of the Board and                1967              579,389             18.5%
                                     President of the Company

Duncan Miller (77)...........        Private Investor                         1967              495,938             15.8%

Harry E. Figgie, Jr. (79)....        Private Investor,                        2000              123,437              3.9%
                                     Chairman of the Board,
                                     The Clark Reliance Corporation
                                     (Manufacturer of liquid flow
                                     meters and valves)

O.K. "Bud" Dealey, Jr. (62)..        President,                               1998               47,437              1.5%
                                     Transmatic, Inc.

Jessie D. Swinea, Jr. (67)...        President,                               1998                7,500               .2%
                                     Vultron, Inc.

Robert J. Ruben (79).........        Private Investor, Attorney,              2001               18,465               .6%
                                     Retired as Secretary
                                     of the Company in June, 2002


         Each of the nominees has been engaged in the principal occupation set forth above for more than the past five years.

         In addition to various informal conferences and meetings, the Board of Directors held four regular meetings during 2002. All directors, except Mr. Duncan Miller and Mr. Swinea, who were unable to attend two meetings and one meeting, respectively, attended all of such meetings. The directors received the following fees: Dale S. Coenen $25,000, Duncan Miller $25,000, O.K. "Bud" Dealey, Jr. $25,000, Robert J. Ruben $25,000, Jessie D. Swinea, Jr. $25,000, and Harry E. Figgie, Jr. $25,000. The Company has an Executive Committee of the Board of Directors, which held four meetings during the 2002 fiscal year. The members of the Executive Committee are Dale S. Coenen and Duncan Miller.

         The Company does not have a nominating committee.

         The Board of Directors recommends the election of the nominees listed on the previous page. The affirmative vote of a majority of the shares of the Common Stock represented at the meeting is required for election.


                             AUDIT COMMITTEE REPORT


         The Company has an Audit Committee of the Board of Directors, consisting entirely of directors who are not officers or employees of the Company and who are determined by the board to be "independent" as required by the applicable listing standards of the National Association of Securities Dealers. Its members were Harry E. Figgie, Jr., Duncan Miller, and Robert J. Ruben. The Audit Committee held four meetings during the 2002 fiscal year. It reviewed the scope and results of the independent accountants' examination and related fees, company management letters, and internal audit activity of the Company, and discussed with the independent accountants the material required to be discussed by Statement on Auditing Standards No. 61 and reviewed the written disclosures and letter from the independent accountants required by the Independence Standards Board Standard No. 1, and other pertinent auditing and internal control matters. The Audit Committee also recommended to the board that the audited financial statements be included in the annual report on Form 10-K for the 2002 fiscal year.


                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation for services in all capacities to the Company and its subsidiaries for the years ended December 31, 2002, 2001 and 2000 of those persons who were, at December 31, 2002, (i) the Chief Executive Officer and (ii) the next four most highly compensated executive officers of the Company and its subsidiaries (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION
                                                    -----------------------------------------------------------
                                                                                OTHER ANNUAL         ALL OTHER
          NAME AND PRINCIPAL                         SALARY        BONUS        COMPENSATION       COMPENSATION
               POSITION               YEAR           ($)(3)      ($)(1)(3)         ($)(3)            ($)(2)(3)
          ------------------          ----           ------        -----        ------------       ------------
          Dale S. Coenen              2002          $320,718     $   -0-            $25,000           $  -0-
          Chairman of the Board       2001           325,727         -0-             25,000              -0-
             and President of         2000           325,600         -0-             25,000              -0-
             Trans-Industries, Inc.

          O.K. Dealey, Jr.            2002           185,718       111,000           25,000              2,750
          President of                2001           175,718         -0-             25,000              2,533
             Transmatic, Inc.         2000           165,877         -0-             25,000              2,488

          Jessie D. Swinea, Jr.       2002           135,718         -0-             25,000                600
          President of                2001           136,599         -0-             25,000                600
             Vultron, Inc.            2000           136,379         -0-             25,000                600

                                                             ANNUAL COMPENSATION
                                                    -----------------------------------------------------------
                                                                                OTHER ANNUAL         ALL OTHER
          NAME AND PRINCIPAL                         SALARY        BONUS        COMPENSATION       COMPENSATION
               POSITION               YEAR           ($)(3)      ($)(1)(3)         ($)(3)            ($)(2)(3)
          ------------------          ----           ------        -----        ------------       ------------
          Jack Stratford              2002           129,288      27,440             -0-                -0-
          Sr. Vice President of       2001           157,613       -0-               -0-                -0-
             Transmatic, Inc.         2000           185,100       -0-               -0-                -0-

          Joseph Trimai               2002           110,718      44,000             -0-              1,661
          Vice President of           2001           103,057      40,000             -0-              1,561
             Transmatic, Inc.         2000            91,425      35,200             -0-              1,371


(1) The bonuses reported in the table are indicated for the year earned, not necessarily the year paid.

(2) "All Other Compensation" consists of discretionary contributions to the Company's Defined Contribution Plan and Company matching contributions to the 401(K) Plan.

(3) The incremental cost to the Company and its subsidiaries of providing incidental personal benefits to executive officers of the Company did not, for the 2002 fiscal year, exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for any individual named in the Summary Compensation Table.

         The Company does not know of any transactions in which the amount involved exceeds $60,000 and in which any director, officer, or any security holder who is known to the Company to own of record or beneficially more than five percent of the Company's voting securities, or any immediate family member of any such persons had a material interest.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has a Compensation Committee of the Board of Directors, consisting of Dale S. Coenen, the president of the Company and the Chairman of the Board, and the independent directors, Duncan Miller, Robert J. Ruben, Harry
E. Figgie, Jr. The Compensation Committee held four meetings during the 2002 fiscal year. It reviewed compensation levels for salaried personnel, approved recommended salary increases when merited, and compared Company compensation levels with positions of similar scope and responsibility with those among a peer group of companies. Mr. Coenen, as an employee of the Company, does not participate in any recommendations or decisions regarding his own compensation.


            FACTORS CONSIDERED IN DETERMINING EXECUTIVE COMPENSATION

         Compensation levels of all salary positions are reviewed periodically by outside consultants and compared with positions of similar scope and responsibility with those among a peer group of companies. In determining compensation payable to the CEO, the Compensation Committee took into account such compensation levels and the operating position of the Company. With respect to the other "Named Officers", the Compensation Committee considered the performance of the respective subsidiary in which the executive served (including sales, earnings, and return on assets), levels of compensation paid to comparable executives, responsibilities involved, and the need for adequate incentives to improve future performance.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION


         The graph below compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return of a broad index of the NASDAQ Market and an index of non-financial stocks for the period December 31, 1997 through December 31, 2002.



                        FIVE YEAR CUMULATIVE TOTAL RETURN
           TRANS-INDUSTRIES, INC., NASDAQ MARKET INDEX (US COMPANIES)
                      AND NASDAQ NON-FINANCIAL STOCKS INDEX


                              [PERFORMANCE GRAPH]

        Ending 12/31              1997    1998    1999    2000    2001   2002
        ------------              ----    ----    ----    ----    ----   ----
        NASDAQ Index               100     141     261     157     125     86
        Non-Financial Index        100     147     288     168     128     84
        Trans-Industries, Inc.     100      82      52      16       9     38


                   ASSUMES $100 INVESTED ON DECEMBER 31, 1997.
                 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

                               PROFIT SHARING PLAN

         A Defined Contribution Plan was adopted by the Company in 1977, and is nondiscriminatory, port-able, cliff-type vesting, and completely Company financed for all full time employees of Trans-Industries, Inc. and its subsidiaries with one year or more of service. Contributions are established annually by action of the Board of Directors based on profits, cash flow, and other pertinent factors. For 2002, there was no contribution made to the Plan. Distribution of accounts is made upon termination of employment. Due to the variable circumstances surrounding the Company's decision to contribute to the Plan in any given year, the Company has determined that it is not feasible to project estimated annual benefits payable upon retirement at normal retirement age for each of the "Named Officers."

         Incorporated into the Defined Contribution Plan is a 401(K) feature, whereby the Company matches the employee's deferrals at a rate of 25 percent. The Company's contributions to the 401(K) plan amounted to $46,000 for 2002.


                       II. INDEPENDENT PUBLIC ACCOUNTANTS

         Grant Thornton LLP, Southfield, Michigan has acted as the Company's independent certified public accountants since 1994. As stated in the notice of the meeting, it will be proposed that the stockholders ratify the appointment of Grant Thornton LLP as auditor for the Company for the fiscal year ending December 31, 2003. A representative of Grant Thornton LLP is expected to be present at the meeting and will have an opportunity to make a statement if he so desires. He will also be available to respond to appropriate questions.

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by Grant Thornton LLP:

         Audit Fees...........................................  $ 74,763
         Financial Information Systems Design and
              Implementation Fees..............................       -0-
         All Other Fees.......................................    42,795
                                                                --------
                                                                $117,558
                                                                ========

The amounts shown above include out-of-pocket expenses incurred by Grant Thornton in connection with the provision of such services. The amount shown for "Audit Fees" includes fees relating to quarterly reviews of unaudited financial statements, and the amounts shown for "All Other Fees" includes fees relating to tax returns and audits of medical and deferred compensation plans. The Audit Committee of the Board of Directors considered whether Grant Thornton's provision of the services generating "All Other Fees" is compatible with maintaining Grant Thornton's independence.



                              STOCKHOLDER PROPOSALS

         Any proposals by stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Company at its office at 2637 S. Adams Rd., Rochester Hills, Michigan 48309 no later than December 16, 2003.

                                     GENERAL


         The management does not know of any matters other than the foregoing which will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

         The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services.

         The Company will provide any stockholder of record at the close of business on March 28, 2003, without charge, upon written request to its Secretary at 2637 S. Adams Rd., Rochester Hills, Michigan 48309, a copy of the Company's Annual Report and Form 10-K for the fiscal year ended December 31, 2002. In order to assure a quorum, whether or not you plan to attend the meeting, you are urged to forward your proxy without delay. If you do attend the meeting and vote, your proxy will not be used. A prompt response will aid management in preparing for the Annual Meeting and, accordingly, will be greatly appreciated.

                                 By Order of the Board of Directors,


                                 Robert Anderson
                                 Secretary
April 14, 2003

                             TRANS-INDUSTRIES, INC.
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 21, 2003
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints each of Dale S. Coenen and Kai Kosanke as Proxies, each with full power of substitution, to represent the undersigned and to vote, as designated below, all the shares of Common Stock of TRANS-INDUSTRIES, INC., held of record by the undersigned on March 28, 2003, at the Annual Meeting of Stockholders to be held at the Holiday Inn, 1500 Opdyke Road, Auburn Hills, Michigan on May 21, 2003, or any adjournment thereof. The Board of Directors recommends a vote FOR proposals 1 and 2:


     1.  Election of six directors to hold office for a term of one year.

                [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY
                (except as marked to the contrary below)      to vote for all nominees listed below


            Dale S. Coenen                  Harry E. Figgie, Jr.     Robert J. Ruben
            O. K. "Bud" Dealey, Jr.         Duncan Miller            Jessie D. Swinea, Jr.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------


     2. Proposal to ratify selection of Grant Thornton LLP as independent auditor for the Company.

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.




__________________________   __________________________  Date ____________, 2003
 Signature of Stockholder     Signature of Stockholder


Please sign your name exactly as it appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                          [TRANS-INDUSTRIES, INC. LOGO]